UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                  -------------

                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 OR 15(d) of the
                         Securities Exchange Act of 1934

       Date of report (Date of earliest event reported): December 2, 2003


                      American Home Mortgage Holdings, Inc.
               (Exact Name of Registrant as Specified in Charter)


            Delaware                  000-27081             13-4066303
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  (State or Other Jurisdiction       (Commission         (I.R.S. Employer
        of Incorporation)            File Number)       Identification No.)


520 Broadhollow Road, Melville, New York                       11747
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(Address of Principal Executive Offices)                    (Zip Code)


  Registrant's telephone number, including area code:           (516) 949-3900
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                                       N/A
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          (Former Name or Former Address, if Changed Since Last Report)



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ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.
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            (c)   Exhibits.

                  99.1 Materials provided at investor conference held on December 2, 2003.

                  99.2  Press release, dated December 2, 2003.


ITEM 9.  REGULATION FD DISCLOSURE.
         ------------------------

            On December 2, 2003, American Home Mortgage Holdings, Inc. (the "Company") made a presentation at the Friedman Billings Ramsey Investor Conference (the "FBR Investor Conference") which took place at the Sheraton New York Hotel & Towers in New York, New York. The text of the materials provided to investors by the Company in connection with its presentation at the FBR Investor Conference is attached hereto as Exhibit 99.1 and is incorporated herein by reference. The Company issued a press release on December 2, 2003, announcing its presentation at the FBR Investor Conference and how to access a replay of the presentation. A copy of the press release is attached hereto as Exhibit 99.2 and is incorporated herein by reference.

            The information in this Current Report on Form 8-K, including Exhibits 99.1 and 99.2 hereto, is being furnished and shall not be deemed "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section. The information in this Current Report on Form 8-K will not be incorporated by reference into any registration statement or other document filed by the Company under the Securities Act of 1933, as amended, unless specifically identified therein as being incorporated by reference. The furnishing of the information in this Current Report on Form 8-K is not intended to, and does not, constitute a determination or admission by the Company that the information in this Current Report on Form 8-K is material or complete, or that investors should consider this information before making an investment decision with respect to any security of the Company.



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                                   SIGNATURES

            Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date:  December 3, 2003                AMERICAN HOME MORTGAGE HOLDINGS, INC.


                                       By:      /s/ Stephen A. Hozie
                                          --------------------------------------
                                          Name:   Stephen A. Hozie
                                          Title:  Chief Financial Officer




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                                  EXHIBIT INDEX
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      99.1  Materials provided at investor conference held on December 2, 2003.

      99.2  Press release, dated December 2, 2003.